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                                PROMISSORY NOTE

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                                                              Date: July 1, 2002

FOR VALUE RECEIVED, the undersigned, AMERICAN BUSINESS CREDIT, INC., a Pennsylvania corporation, AMERICAN BUSINESS MORTGAGE SERVICES, INC., a New Jersey corporation, and HOMEAMERICAN CREDIT, INC., a Pennsylvania corporation (collectively, the "Borrowers", and individually, as "Co-Borrower"), promises to pay to the order of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("Lender" or, together with its successors and assigns, "Holder") whose principal place of business is 8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437, or at such other place as the Holder may designate from time to time, (i) a principal sum equal to the amount of Warehousing Advances outstanding under the Agreement (as that term is defined below), (ii) interest on that amount from the date of each Warehousing Advance until repaid in full, and (iii) all other fees, charges and other Obligations due under the Agreement (including reasonable attorneys' fees and expenses incurred in connection with the collection of this Note), at the rates and at the times set forth in the Agreement. All payments under this Note and the Agreement must be made in lawful money of the United States and in immediately available funds.

This Note evidences a line of credit and is the Warehousing Note referred to in that certain First Amended and Restated Warehousing Credit and Security Agreement dated July 1, 2002 between Borrowers and Lender (as amended, restated, renewed or replaced, the "Agreement"). Reference is made to the Agreement (which is incorporated by reference as fully and with the same effect as if set forth at length in this Note) for a description of the Collateral and a statement of
(a) the covenants and agreements made by Borrowers, (b) the rights and remedies granted to Lender and (c) the other matters governed by the Agreement. Capitalized terms not otherwise defined in this Note have the meanings set forth in the Agreement.

Borrowers are issuing this Note in replacement for, and not in satisfaction of, that certain Promissory Note dated May 5, 2000 (the "Existing Note") to evidence their Obligations under the Agreement. All amounts owed by Borrowers under the Existing Note (including the unpaid principal of the Existing Note, accrued and unpaid interest on that principal and any accrued and unpaid fees and charges payable by Borrowers under the Agreement, whether or not any of those amounts are currently due and payable) as of the date of this Note are owed under and evidenced by this Note.

In addition to principal, interest, fees and other charges payable by Borrowers under this Note and the Agreement, Borrowers must pay all out-of-pocket costs and expenses of Lender, including reasonable fees, service charges and disbursements of counsel (including allocated costs of internal counsel), in connection with the enforcement and collection of this Note.

Borrowers waive demand, notice, protest and presentment in connection with collection of amounts outstanding under this Note.

The promises and agreements herein shall be construed to be and are hereby declared to be the joint and several promises and agreements of each Co-Borrower and shall constitute the joint and several obligation of each Co-Borrower and shall be fully binding upon and enforceable against each Co-Borrower. The release of any party to this Note shall not affect or release the joint and several liability of any other party. The Lender may at its option enforce this Note against one or all of the Co-Borrower, and the Lender shall not be required to resort to enforcement against each Co-Borrower and the failure to proceed against or join each Co-Borrower shall not affect the joint and several liability of each Co-Borrower.


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This Note is governed by the laws of the State of Minnesota, without reference to its principles of conflicts of laws.

IN WITNESS WHEREOF, Borrowers have executed this Note as of the day and year first above written.

                                     AMERICAN BUSINESS CREDIT, INC.,
                                     a Pennsylvania corporation

                                     By:
                                          -------------------------------------
                                     Its:
                                          -------------------------------------


                                     AMERICAN BUSINESS MORTGAGE SERVICES, INC.,
                                      a New Jersey corporation

                                     By:
                                          -------------------------------------
                                     Its:
                                          -------------------------------------


                                     HOMEAMERICAN CREDIT, INC.,
                                     a Pennsylvania corporation

                                     By:
                                          -------------------------------------
                                     Its:
                                          -------------------------------------



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